UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

ZEROSTACK CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2626 Cole Ave, Suite 300
 Dallas, Texas, United States 75204
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	ZSTK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ZeroStack Corp., a corporation organized under the laws of the Province of Ontario (the "Company") held its 2026 Annual and Special Meeting of Shareholders (the "Meeting") on July 20, 2026.

The 2022 Plan Amendment

At the Meeting, the Company's shareholders approved an amendment (the "2022 Plan Amendment") of the Company's 2022 Incentive Compensation Plan, as amended on June 6, 2023, August 14, 2024, June 30, 2025 and December 19, 2025 (the "2022 Plan") to (i) increase the number of common shares of the Company (the "Common Shares") issuable thereunder from 1,506,892 to 3,006,892, (ii) increase the number of Incentive Stock Options (as defined in the 2022 Plan) issuable thereunder from 847,843 to 1,695,686 and (iii) update all mentions of "Flora Growth Corp." to "ZeroStack Corp."

The 2022 Plan Amendment became effective immediately upon shareholder approval at the Meeting. A more complete summary of the terms of the 2022 Plan Amendment is set forth in "Proposal 4: Approval of the 2022 Plan Amendment Proposal" in the Company's proxy statement/prospectus filed with the Securities and Exchange Commission on June 17, 2026 (the "Proxy Statement/Prospectus"), which description and text are incorporated herein by reference.

The foregoing description of the terms of the 2022 Plan Amendment and the description thereof incorporated by reference from the Proxy Statement/Prospectus do not purport to be complete and are qualified in their entirety by reference to the full text of the 2022 Plan, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Stock Option Grants to CEO, CFO and Executive Chairman

At the Meeting, the Company's shareholders approved the grant of stock options to the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman as detailed in the Company's Current Report on Form 8-K filed on May 6, 2026 and as set forth in "Proposal No. 5: Approval of the Stock Options Proposal" in the Company's Proxy Statement/Prospectus, which description and text are incorporated by reference herein.

Item 5.03 Amendments to the Articles of Incorporation or Bylaws, Change in Fiscal Year.

At the Meeting, the Company's shareholders approved the ratification of an amendment to the Bylaws of the Company (the "Bylaws") to divide the directors of the Company's board of directors (the "Board") into three classes, with directors in each class to serve staggered terms of one to three years, as described in more detail in the Proxy Statement/Prospectus as set forth in "Proposal No. 5: Approval of the Stock Options Proposal" in the Company's Proxy Statement/Prospectus, which description and text are incorporated by reference herein (the "Bylaws Amendment").

The foregoing description of the terms of the Bylaws Amendment and the description thereof incorporated by reference from the Proxy Statement/Prospectus do not purport to be complete and are qualified in their entirety by reference to the full text of the amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the proposals submitted to a vote of the Company's shareholders at the Meeting are as follows:

Proposal 1: Election of five directors to the Board to hold office until the Company's 2027 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. If Proposal 7 is approved, the Board will be staggered as described in the Proxy Statement/Prospectus.

				Broker
Director	For	Against	Abstentions	Non-Votes
Daniel Reis-Faria	1,014,396	233,594	381	263,006
Michael Heinrich	1,016,473	231,525	373	263,006
Edward Woo	1,012,715	233,242	2,414	263,006
Manfred Leventhal	1,012,441	233,518	2,412	263,006
Laurence Zeifman	1,013,329	232,635	2,407	263,006

Proposal 2: Reappointment of Davidson & Company LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2026 and authorization of the Board to fix their renumeration.

For	Against	Abstentions
1,240,565	1,510	269,302

Proposal 3: Approval, for purposes of complying with Nasdaq Listing Rules 5635(a), 5635(c) and 5635(d), of the issuance of 9,104,614 Common Shares to be exchanged for 9,104,614 shares of Texas Blocker Corp. in the Company's private placement transactions entered into by the Company with certain investors, pursuant to the share exchange agreement dated March 31, 2026.

			Broker
For	Against	Abstentions	Non-Votes
1,194,800	51,630	1,941	263,006

Proposal 4: Approval of the 2022 Plan Amendment to the 2022 Plan, to (i) increase the number of Common Shares issuable thereunder from 1,506,892 to 3,006,892, (ii) increase the number of Incentive Stock Options issuable thereunder from 847,843 to 1,695,686 and (iii) update all mentions of "Flora Growth Corp." to "ZeroStack Corp."

			Broker
For	Against	Abstentions	Non-Votes
658,518	588,898	955	263,006

Proposal 5: Approval of the grant of stock options to the Company's Chief Executive Officer, Chief Financial Officer, and Executive Chairman.

			Broker
For	Against	Abstentions	Non-Votes
688,581	555,566	4,224	263,006

Proposal 6: Give the Board authority, at its discretion, to change the jurisdiction of incorporation of the Company from the Province of Ontario to the State of Texas.

			Broker
For	Against	Abstentions	Non-Votes
1,002,488	245,106	777	263,006

Proposal 7: Approval of the ratification of an amendment to the bylaws of the Company to divide the directors of the Board into three classes, each serving staggered terms of one to three years, as described in the Proxy Statement/Prospectus.

			Broker
For	Against	Abstentions	Non-Votes
652,309	595,221	841	263,006

Proposal 8: Approval of one or more adjournments or postponements of the Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Meeting to approve one or more of Proposals Nos. 1-7 at the time of such adjournment or postponement or if otherwise determined by the chairperson of the Meeting to be necessary or appropriate.

For	Against	Abstentions
853,255	654,074	4,048

Based on the foregoing votes, Proposals 1, 2, 3, 4, 5, 6, 7 and 8 were approved. No other proposals were submitted for shareholder approval at the Meeting.

Since Proposal 7 was approved and the shareholders ratified the amendment to the Bylaws to provide for a staggered Board, set forth below is information regarding the director classes to which the foregoing nominees were elected.

Class I (initial term expiring at the 2027 Annual Meeting of Shareholders)	Class II (initial term expiring at the 2028 Annual Meeting of Shareholders)	Class III (initial term expiring at the 2029 Annual Meeting of Shareholders)
Michael Heinrich	Daniel Reis-Faria	Edward Woo
Manfred Leventhal	Laurence Zeifman

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Bylaw No. 1-A of Zero Stack Corp., as amended July 20, 2026
4.1	2022 Incentive Compensation Plan, as amended on June 6, 2023, August 14, 2024, June 30, 2025, December 19, 2025 and July 20, 2026
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: July 20, 2026	By:	/s/ Dany Vaiman
	Name:	Dany Vaiman
	Title:	Chief Financial Officer